                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 2, 2007
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                            CATSKILL LITIGATION TRUST
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               (Exact name of registrant as specified in charter)

         Delaware                   333-112603              16-6547621
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

c/o Christiana Bank & Trust Company, 1314 King Street, Wilmington, Delaware 19801
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      (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code (302) 888-7400
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        (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      On  August  2,  2007,  Catskill  Litigation  Trust  received  a Notice  of
Termination  from  JAF  Management,  LLC  under  Section  D  of  the  Consulting
Agreement,  dated January 24, 2007, by and among the Catskill  Litigation  Trust and JAF  Management,  LLC,  which permits JAF  Management  LLC to resign without cause on five day's written notice.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       CATSKILL LITIGATION TRUST
                                                (Registrant)

Date: August 3, 2007
                                       By: /s/ Joseph E. Bernstein
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                                           Joseph E. Bernstein
                                           Litigation Trustee